                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                         HEALTHCARE SERVICES GROUP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        HEALTHCARE SERVICES GROUP, INC.
                               3220 Tillman Drive
                                   Suite 300
                          Bensalem, Pennsylvania 19020


                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 25, 2004

                              --------------------

To the Shareholders of
 HEALTHCARE SERVICES GROUP, INC.

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Healthcare Services Group, Inc. (the "Company") will be held at the Radisson Hotel of Bucks County, 2400 Old Lincoln Highway, Trevose, Pennsylvania 19047, on May
25, 2004, at 10:00 A.M., for the following purposes:

          1. To elect seven directors;

          2. To approve and ratify the selection of Grant Thornton LLP as the independent certified public accountants of the Company for its current fiscal year ending December 31, 2004; and

          3. To consider and act upon such other business as may properly come before the meeting.

   Only shareholders of record at the close of business on April 9, 2004 will be entitled to notice of and to vote at the Annual Meeting.

   Please sign and promptly mail the enclosed proxy, whether or not you expect to attend the Meeting, in order that your shares may be voted for you. A return envelope is provided for your convenience.


                                       By Order of the Board of Directors


                                              DANIEL P. MCCARTNEY
                                           Chairman of the Board and
                                            Chief Executive Officer

Dated: Bensalem, Pennsylvania
       April 13, 2004

                        HEALTHCARE SERVICES GROUP, INC.
                               3220 Tillman Drive
                                   Suite 300
                          Bensalem, Pennsylvania 19020


                              --------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 25, 2004

                              --------------------

   This Proxy Statement is furnished to the Shareholders of Healthcare Services Group, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Radisson Hotel of Bucks County, 2400 Old Lincoln Highway, Trevose, Pennsylvania 19047, on May 25, 2004 at 10:00
A.M. At the Annual Meeting, the shareholders will consider the following proposals: (1) to elect seven directors; (2) to approve and ratify the selection of Grant Thornton LLP as the independent certified public accountants of the Company for its current fiscal year ending December 31, 2004; and (3) to consider and act upon such other business as may properly come before the Annual Meeting.

   This Proxy Statement is being mailed to shareholders on or about April 13, 2004.

                           PROXIES; VOTING SECURITIES

   Only holders of Common Stock $.01 par value (the "Common Stock") of record at the close of business on April 9, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding approximately 16,958,000 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

   All shares that are represented by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated with respect to any shares for which properly executed proxies are received, such proxies will be voted FOR each of the proposals. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if applicable, will be treated as shares that are present but which have not been voted.

   A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

   All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, telegraph or in person, without additional compensation, except for reimbursement of out-of-pocket expenses.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   At the Annual Meeting, seven directors of the Company are to be elected, each to hold office for a term of one year. Unless authority is specifically withheld, management proxies will be voted FOR the election of the nominees named below to serve as directors until the next annual meeting of shareholders and until their successors have been chosen and qualify. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies will be voted in favor of the remaining nominees and may also be voted for substitute nominees. If a quorum is present, the candidate or candidates receiving the highest number of votes will be elected. Brokers that do not receive instructions are entitled to vote for the election of directors.

   The nominees are as follows:

                  Name, Age, Principal Occupations
                  for the past five years and Current                   Director
                 Public Directorships or Trusteeships                     Since
                 -------------------------------------                  --------
Daniel P. McCartney, 52, Chief Executive Officer and Chairman of the
  Board for more than five years.....................................     1977
Barton D. Weisman, 76, Chairman of the Board of Millennium Health
  Systems, LLC since 2002, successor company to H.B.A. Corporation and H.B.A. Management, Inc.; President and Chief
  Executive Officer of such Florida based companies, which own and/or
  manage nursing homes, for more than five years.....................     1983(2)
Joseph F. McCartney, 49, Divisional Vice President of the Company
  for more than five years; brother of Daniel P. McCartney...........     1983
Robert L. Frome, Esq., 66, Member of the law firm of Olshan Grundman
  Frome Rosenzweig & Wolosky LLP for more than five years; Director
  of NuCo2, Inc. and Paradigm Medical Industries, Inc................     1983
Thomas A. Cook, 58, President and Chief Operating Officer of the
  Company for more than five years...................................     1987
Robert J. Moss, Esq., 65, President, Moss Associates, a law firm,
  for more than five years...........................................     1992(1)(2)
John M. Briggs, CPA, 53, Partner of the certified public accounting
  firm of Briggs, Bunting & Dougherty, LLP for more than five years..     1993(1)(2)

---------------
(1) Member of Nominating, Compensation and Stock Option Committee.
(2) Member of Audit Committee.

   The Directors recommend a vote FOR all nominees.

                            OTHER EXECUTIVE OFFICERS

                     Name, Age, Principal Occupations
                    for the past five years and Current
                    Public Directorships or Trusteeships
--------------------------------------------------------------------------------
Thomas B. Carpenter, 39, General Counsel since July, 2000. Appointed Assistant
  Secretary October, 2002. Attorney at the law firm of Cozen and O'Connor, PC from May, 1998 to July, 2000.
James L. DiStefano, 59, Chief Financial Officer and Treasurer for more than five years.
Richard W. Hudson, 56, Vice President of Finance and Secretary for more than five years.
Brian M. Waters, 51, Vice President of Operations for more than five years.

                       BOARD OF DIRECTORS AND COMMITTEES

   The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met six times during the 2003 fiscal year. During 2003, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was director. Directors are expected to attend all Board meetings and meetings of committees on which they serve, and each annual meeting of shareholders. In 2003, six of the directors attended the Company's annual meeting of shareholders.

   The Board of Directors has established an Audit Committee, and a Nominating, Compensation and Stock Option Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 2003 with respect to the Audit Committee, and Nominating, Compensation and Stock Option Committee are described below:

   AUDIT COMMITTEE. The Audit Committee's primary responsibilities include (a) appointment, compensation and oversight of the Company's independent auditors, who shall report directly to the Committee, including (i) prior review of the independent auditor's plan for the annual audit, (ii) pre-approval of both audit and non-audit services to be provided by the independent auditors and
(iii) annual assessment of the qualifications, performance and independence of the independent auditors; (b) overseeing and monitoring the Company's accounting and financial reporting processes and internal control system, audits of the Company's financial statements and the quality and integrity of the financial reports and other financial information issued by the Company;
(c) providing an open avenue of communication among the independent auditors and financial and other senior management and the Board of Directors; (d) reviewing with management and, where applicable, the independent auditors, prior to release, required annual, quarterly and interim filings by the Company with the Securities and Exchange Commission and the type and presentation of information to be included in earnings press releases; (e) reviewing material issues, and any analyses by management or the independent auditors, concerning accounting principles, financial statement presentation, the adequacy of the Company's internal controls and significant financial reporting issues and judgments and the effect of regulatory and accounting initiatives on the Company's financial statements; (f) reviewing with the Company's legal counsel any legal matters that could have a significant effect on the Company's financial statements, compliance with applicable laws and regulations and inquiries from regulators or other governmental agencies; (g) reviewing and approving all related party transactions between the Company and any director, executive officer, other employee or family member; (h) reviewing and overseeing compliance with the Company's Code of Ethics and Business Conduct; (i) establishing procedures regarding the receipt, retention and treatment of, and the anonymous submission by employees of the Company of, complaints regarding the Company's accounting, internal controls or auditing matters; and (j) reporting Audit Committee activities to the full Board of Directors and issuing annual reports to be included in the Company's proxy statement. Each of Messrs. Moss, Weisman and Briggs are independent Directors as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards. Mr. Briggs has been designated the "audit committee financial expert" and he satisfies the attributes required of "audit committee financial experts" pursuant to Section 407 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"). The Audit Committee met six times during 2003. The report of Audit Committee for the fiscal year ended December 31, 2003 is included herein under "Audit Committee Report" below. The Amended and Restated Audit Committee Charter is appended to this proxy statement as Annex A.

   NOMINATING, COMPENSATON AND STOCK OPTION COMMITTEE. The Nominating, Compensation and Stock Option Committee (composed of Messrs. Briggs & Moss) are to assist the Board of Directors ("Board") by: (i) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company; (ii) identifying, reviewing and evaluating individuals qualified to become Board members and recommending that the Board select director nominees for each annual meeting of the Company's stockholders; (iii) discharging the Board's responsibilities relating to the compensation of Company executives; and (iv) administering the Company's stock option plans or other equity-based compensation plans. Each of Messrs. Briggs and Moss are Independent Directors as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards. The Nominating, Compensation and Stock Option Committee met once during 2003.

   The Nominating, Compensation and Stock Option Committee has not adopted a policy or process by which stockholders may make recommendations to this Committee of candidates to be considered by the Committee for nomination for election as Directors. This Committee has determined that it is not appropriate to have such a policy because such recommendations may be informally submitted to and considered by the Committee under its Charter. (The Charter of the Nominating, Compensation and Stock Option Committee is provided on the Company's Website: www.hcsgcorp.com). The Committee has not established a formal process for identifying and evaluating nominees for Director, although generally the Committee may use multiple sources for identifying and evaluating nominees for Director, including referrals from current Directors and stockholders. The Committee has identified certain qualifications it believes an individual should possess before it recommends such person as a nominee for election to the Board of Directors. The Committee believes that nominees for Director should possess the highest personal and professional ethics, integrity, values and judgment and be committed to representing the long-term interests of the Company's stockholders. The Committee seeks to ensure that the composition of the Board at all times adheres to the independence requirements of the NASDAQ Stock Market, Inc. and reflects a range of talents, skills, and expertise, particularly in the areas of management, leadership, and experience in the Company's and related industries, sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company. See below for the Report of the Nominating, Compensation and Stock Option Committee regarding executive compensation.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

   The following table sets forth information as of April 9, 2004, regarding the beneficial ownership of Common Stock by each person known by the Company to own : (i) 5% or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Named Executive Officers as defined in Item 402(a)(3) of Regulation S-K and other Executive Officers and (iv) all current directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

   All Common Stock reporting and information in this table has been adjusted to reflect the 3-for-2 stock split paid in the form of a 50% stock dividend on March 1, 2004.



                                                       Amount and
                                                        Nature of       Percent
                                                       Beneficial          of
Name and Beneficial Owner or Group (1) (2)              Ownership      Class (3)
------------------------------------------             ----------      ---------
Daniel P. McCartney ...............................    1,756,870(4)       10.2%
Pequot Capital Management, Inc. ...................    1,660,800(5)        9.8%
Strong Capital Management, Inc. ...................    1,005,713(6)        5.9%
Lord, Abbett & Co. ................................      989,492(7)        5.8%
Thomas A. Cook ....................................      518,853(8)        3.0%
Barton D. Weisman .................................      169,928(9)        1.0%
Joseph F. McCartney ...............................       71,916(10)       (19)
James L. DiStefano ................................       64,202(11)       (19)
John M. Briggs ....................................       55,563(12)       (19)
Robert L. Frome ...................................       53,153(13)       (19)
Richard W. Hudson .................................       47,915(14)       (19)
Robert J. Moss ....................................       21,455(15)       (19)
Brian M. Waters ...................................       17,232(16)       (19)
Thomas B. Carpenter ...............................        8,943(17)       (19)
Directors and Executive Officers as a group (11
persons) ..........................................    2,748,911(18)      15.2%

---------------
(1) The address of all persons is c/o Healthcare Services Group, Inc., 3220 Tillman Drive, Suite 300, Bensalem, PA 19020.

(2) The address of Pequot Capital Management, Inc. is 500 Nyala Farm Road, Westport, CT 06880. The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, WI 53051 and the address of Richard S. Strong is c/o Godfrey & Kahn S.C., 780 N. Water Street, Milwaukee, WI 53202. The address of Lord, Abbett & Co. is 90 Hudson Street, Jersey City, NJ 07302.

(3)   Based on 16,958,000 shares of Common Stock outstanding at April 9, 2004.

(4) Includes incentive stock options to purchase 91,519 shares and nonqualified stock options to purchase 218,454 shares all exercisable within sixty days of April 9, 2004, and 11,522 shares credited to Mr. McCartney's account (but unissued) in connection with the Company's Deferred Compensation Plan; also includes an aggregate of 3,750 shares that Mr. McCartney holds as a co-trustee for the benefit of his child. Mr. McCartney disclaims beneficial ownership of these shares. Mr. McCartney may be deemed to be a "parent" of and deemed to control the Company, as such terms are defined for purposes of the Securities Act of 1933, as amended (the "Securities Act"), by virtue of his position as founder, director, Chief Executive Officer and a principal shareholder of the Company.

(5) According to a Schedule 13G filed by Pequot Capital Management, Inc. dated February 13, 2004, it has sole voting power and dispositive power with respect to the 1,660,800 shares.

(6) According to a Schedule 13G filed jointly by Strong Capital Management, Inc., and Richard S. Strong dated February 16, 2004, Strong Capital Management, Inc. and Richard Strong have shared voting and dispositive power with respect to 1,005,713 shares (of which it has shared voting power with respect to 1,005,713 shares).

(7) According to a Schedule 13G filed by Lord, Abbett & Co., dated January 26, 2004, it has sole voting power and dispositive power with respect to the 989,492 shares.

(8) Includes incentive stock options to purchase 123,569 shares and nonqualified stock options to purchase 378,936 shares all exercisable within sixty days of April 9, 2004, and 7,367 shares credited to Mr. Cook's account (but unissued) in connection with the Company's Deferred Compensation Plan.

(9) Includes nonqualified stock options to purchase 48,653 shares, all exercisable within sixty days of April 9, 2004.

(10) Includes incentive stock options to purchase 53,871 shares and nonqualified stock options to purchase 14,966 shares, all exercisable within sixty days of April 9, 2004, and 2,396 shares credited to Mr. McCartney's account (but unissued) in connection with the Company's Deferred Compensation Plan.

(11) Includes incentive stock options to purchase 56,483 shares and nonqualified stock options to purchase 3,143 shares, all exercisable within sixty days of April 9, 2004, and 2,880 shares credited to Mr. DiStefano's account (but unissued) in connection with the Company's Deferred Compensation Plan.

(12) Includes nonqualified stock options to purchase 22,455 shares, all exercisable within sixty days of April 9, 2004.

(13) Includes nonqualified stock options to purchase 48,653 shares, all exercisable within sixty days of April 9, 2004.

(14) Includes incentive stock options to purchase 38,572 shares and nonqualified stock options to purchase 8,678 shares, all exercisable within sixty days of April 9, 2004.

(15) Represents nonqualified stock options to purchase 21,455 shares, all exercisable within sixty days of April 9, 2004.

(16) Includes incentive stock options to purchase 11,857 shares and nonqualified stock options to purchase 3,143 shares, all exercisable within sixty days of April 9, 2004 and 2,232 shares credited to Mr. Water's account (but unissued) in connection with the Company's Deferred Compensation Plan.

(17) Includes incentive stock options to purchase 7,500 shares, all exercisable within 60 days of April 9, 2004 and 572 shares credited to Mr. Carpenter's account (but unissued) in connection with the Company's Deferred Compensation Plan.

(18) Includes 1,151,907 shares underlying options granted to this group. All options are exercisable within sixty days of April 9, 2004; also includes 26,969 shares credited to the accounts of certain executive officers (but unissued) in connection with the Company's Deferred Compensation Plan.

(19)  Less than 1% of the outstanding shares.

Directors' Fees

   The Company paid each director who is not an employee of the Company $500 for each regular or committee meeting of the Board of Directors attended. Mr. Frome bills the Company at his customary rates for time spent on behalf of the Company (whether as a director or in the performance of legal services for the Company) and is reimbursed for expenses incurred in attending directors' meetings. Mr. Briggs will receive a quarterly retainer of $2,000 in respect to his chairmanship of the Audit Committee and serving as the Audit Committee Financial Expert. The Company also granted options to non-employee directors to purchase an aggregate of 29,940 shares of Common Stock during the year ended December 31, 2003 pursuant to the 1996 Non-Employee Directors' Plan, as amended and restated as of October 28, 1997.

                            MANAGEMENT COMPENSATION

Summary Compensation Table

   The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the four highest paid executive officers whose total salary and bonus exceeded $100,000 in 2003 (the "Named Executive Officers").

   All Common Stock reporting and information in this table has been adjusted to reflect the 3-for-2 stock split paid in the form of a 50% stock dividend on March 1, 2004.


                                                                                        Long Term Compensation
                                                                                  ----------------------------------
                                                    Annual Compensation                   Awards             Payouts
                                              --------------------------------    -----------------------    -------
                                                                                               Securities
                                                                                 Restricted    Underlying
       Name and Principal           Fiscal                        Other Annual      Stock       Options/      LTIP       All Other
            Positions                Year      Salary    Bonus    Compensation     Awards        SARs(1)     Payouts   Compensation
 --------------------------------   ------    --------   -----    ------------   ----------    ----------    -------   ------------
Daniel P. McCartney                  2003     $654,950     0        $38,529           0           37,500        0            0
 Chairman of the                     2002      573,050     0         35,443           0           37,500        0            0
 Board and Chief                     2001      501,163     0         32,743           0           75,000        0            0
 Executive Officer
Thomas A. Cook,                      2003     $654,950     0        $26,530           0           37,500        0            0
 President, Chief                    2002      573,050     0         21,490           0           37,500        0            0
 Operating Officer                   2001      501,163     0         14,314           0          206,250        0            0
 and Director
Brian M. Waters                      2003     $191,354     0        $15,065           0           15,000        0            0
 Vice President --                   2002      185,645     0         15,663           0           15,000        0            0
 Operations                          2001      179,706     0         15,117           0           46,500        0            0
James L. DiStefano                   2003     $172,950     0        $ 6,557           0           15,000        0            0
 Chief Financial Officer             2002      158,173     0          5,933           0           15,000        0            0
 and Treasurer                       2001      146,539     0          5,500           0           15,000        0            0
Joseph F. McCartney                  2003     $154,804     0        $14,469           0           15,000        0            0
 Divisional Vice                     2002      155,966     0         14,425           0           15,000        0            0
 President and Director              2001      130,084     0         11,955           0           33,000        0            0

---------------
(1) Options to acquire shares of Common Stock. The Company has not awarded any SAR's (Stock Appreciation Rights).

                      EQUITY COMPENSATION PLAN INFORMATION

   The following table provides certain information with respect to all of the Company's equity compensation plans and grants made outside of any plans in effect as of April 18, 2003:

   All Common Stock reporting and information in this table has been adjusted to reflect the 3-for-2 stock split paid in the form of a 50% stock dividend on March 1, 2004.



                                                                                                        Number of securities
                                           Number of securities to be      Weighted-average           remaining available for
                                             Issued upon exercise of      exercise price of         future issuance under equity
                                              outstanding options,       outstanding options,      compensation plans (excluding
                                               warrants and rights       warrants and rights    Securities reflected in column (a))
Plan Category                                          (a)                       (b)                            (c)
---------------------------------------    --------------------------    --------------------   -----------------------------------
Equity compensation plans approved by
security holders.......................             2,429,883(1)                $7.45                        1,818,890(2)
Equity compensation plans not approved
by security holders....................                N/A                       N/A                            N/A
                                           --------------------------    --------------------   -----------------------------------
                                                    2,429,883                   $7.45                        1,818,890

---------------
(1) Represents shares of Common Stock issuable upon exercise of outstanding options granted under the 2002 Stock Option Plan (the "2002 Plan"), 1996 Non-employee Director Stock Option Plan, as amended and restated as of October 28, 1997 (the "1996 Plan") or 1995 Incentive and Non-qualified Stock Option Plan (the "1995 Plan").

(2) Includes options to purchase 770,526 shares available for future grant under the Company's 2002 Plan, 1996 Plan and 1995 Plans. Also includes 1,021,547 and 26,817 shares available for issuance under the Company's 1999 Employee Stock Purchase Plan and 1999 Deferred Compensation Plan , respectively (collectively, the "1999 Plans"). Treasury shares will be issued under the 1999 Plans.

Option Grants During 2003 Fiscal Year

   The following table provides information related to options to purchase Common Stock granted to the Named Executive Officers during fiscal 2003.

   All Common Stock reporting and information in this table has been adjusted to reflect the 3-for-2 stock split paid in the form of a 50% stock dividend on March 1, 2004.


                                                                                                                     Potential
                                                                                                                 Realizable Value
                                                                                                                    at Assumed
                                                                                                                  Annual Rates of
                                                                                                                    Stock Price
                                                                                                                 Appreciation for
                                                               Individual Grants                                  Option Term (1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of Total
                                                                  Options
                                                     Options     Granted to     Exercise
                                                     Granted    Employees in      Price
                       Name                          (#) (2)    Fiscal Year    ($/Sh) (2)    Expiration Date       5%         10%
 -------------------------------------------------   -------    ------------   ----------    ---------------    --------   --------
Daniel P. McCartney  .............................    37,500       6.88%       $12.4333(3)    Dec. 13, 2013     $293,229   $743,100
Thomas A. Cook  ..................................    37,500       6.88%        12.4333(3)    Dec. 13, 2013      293,229    743,100
Brian M. Waters  .................................    15,000       2.75%        12.4333(3)    Dec. 13, 2013      117,296    297,252
James L. DiStefano  ..............................    15,000       2.75%        12.4333(3)    Dec. 13, 2013      117,296    297,252
Joseph F. McCartney  .............................    15,000       2.75%        12.4333(3)    Dec. 13, 2013      117,296    297,252

---------------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or differences in vesting periods. Regardless of the theoretical value of an option, its ultimate value will depend on the market value of the Common Stock at a future date, and that value will depend on a variety of factors, including the overall condition of the stock market and the Company's results of operations and financial condition. There can be no assurance that the values reflected in this table will be achieved.

(2) The option exercise price may be paid in shares of Common Stock owned by the Named Executive Officer for more than six months (based on the Fair Market Value of the Stock on the trading day before the Option is exercised), in cash, or a combination of any of the foregoing, as determined by the Stock Option and Compensation Committee.

(3) The exercise price was the market value (i.e., closing market price) of the Common Stock on the date of grant.

Aggregated Option Exercises During 2003 Fiscal Year and Fiscal Year End Option Values

   The following table provides information related to the exercise of options and the number and value of options held at fiscal year end by each of the Named Executive Officers. (The Company does not have any outstanding stock appreciation rights.) All Common Stock reporting and information has been adjusted to reflect the 3-for-2 stock split paid in the form of a 50% stock dividend on March 1, 2004.


                                                                            Number of Securities           Value of Unexercised
                                                                           Underlying Unexercised          In-the-Money Options
                                                Shares        Value         Options at FY-End(#)             at FY-End ($)(2)
                                              Acquired on    Realized    ---------------------------    ---------------------------
                   Name                      Exercise (#)     ($)(1)    Exercisable    Unexercisable    Exercisable   Unexercisable
 -----------------------------------------   ------------    --------   -----------    -------------    -----------   -------------
Daniel P. McCartney  .....................       16,281      111,660      309,973          37,500       $2,195,493       $14,502
Thomas A. Cook  ..........................        --            --        502,505          37,500        3,752,261        14,502
Brian M. Waters  .........................      114,000      427,180       15,000          15,000           65,805         5,801
James L. DiStefano  ......................        --            --         59,626          15,000          409,880         5,801
Joseph F. McCartney  .....................       51,164      426,367       68,837          15,000          464,681         5,801

---------------

(1) Value realized is calculated by multiplying the shares acquired upon exercise by the difference between the option exercise price and the fair market value of the common stock on the date of exercise.

(2) The closing price of the Common Stock as reported by the NASDAQ National Market System on December 31, 2003 was $12.82. Value is calculated by multiplying the number of shares underlying the option by the difference between the option exercise price and $12.82.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and 10% stockholders to file with the Securities Exchange Commission ("SEC") and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) reports they file.

   To the Company's knowledge, based solely on review of the copies of these reports furnished to the Company and written representations that no other reports were required, during 2003 all Section 16 (a) filing requirements applicable to its Directors and executive officers were complied with.

Sarbanes-Oxley Act Compliance

   Sarbanes-Oxley sets forth various new requirements for public companies and directs the SEC to adopt additional rules and regulations.

   Currently, the Company believes it is in compliance with all applicable laws, rules and regulations arising from Sarbanes-Oxley. The Company intends to comply with all rules and regulations adopted by the SEC pursuant to Sarbanes-Oxley no later than the time they become applicable to the Company.

                             AUDIT COMMITTEE REPORT

   The members of the Audit Committee from January 1, 2003 to December 31, 2003 were Messrs. John M. Briggs, Robert J. Moss and Barton D. Weisman. The Audit Committee met six times during the fiscal year. The Audit Committee is responsible for the appointment of independent certified public accountants for each fiscal year, recommending the discharge of independent accountants to the board of directors and confirming the independence of the accountants. It is also responsible for: reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

   The Audit Committee adopted an Amended and Restated Audit Committee Charter on February 12, 2004, a copy of which is attached to this proxy statement as Exhibit A.

   The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter those traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

   In connection with the audit of the Company's financial statements for the year ended December 31, 2003, the Audit Committee met with representatives from Grant Thornton LLP, the Company's independent auditors. The Audit Committee reviewed and discussed with Grant Thornton LLP the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90.

   The Audit Committee and Grant Thornton LLP also discussed Grant Thornton LLP's independence. On January 13, 2004, the Audit Committee received from Grant Thornton LLP the written disclosures and the letter regarding Grant Thornton LLP's independence required by Independence Standards Board Standard No. 1.

   In addition, the Audit Committee reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2003.

   Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's financial statements audited by Grant Thornton LLP be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.



                             February 12, 2004

                             John M. Briggs
                             Robert J. Moss
                             Barton D. Weisman

                            STOCK PERFORMANCE GRAPH


   The following graph compares the total cumulative return (assuming dividends are reinvested) on the Common Stock during the five fiscal years ended
December 31, 2003 with the cumulative total return on the S&P 500 Index and the S&P 500 Health Care Distributors.

                               [GRAPHIC OMITTED]


                                            Base
                                           Period                          Years Ending
                                           ------        ------------------------------------------------------
Company / Index                             Dec98          Dec99       Dec00        Dec01      Dec02      Dec03
---------------                             -----          -----       -----        -----      -----      -----
HEALTHCARE SERVICES GROUP                    100           76.71       69.86       112.88     142.90     212.41
S&P 500 INDEX                                100          121.04      110.02        96.95      75.52      97.18
S&P 500 HEALTH CARE DISTRIBUTORS             100           41.33       76.53        76.10      65.28      70.62

Report of the Nominating, Compensation and Stock Option Committee on Executive Compensation

   The compensation of the Chief Executive Officer of the Company is determined by the Nominating, Compensation and Stock Option Committee. Such Committee's determinations regarding such compensation are based on a number of factors including, in order of importance:

     o Consideration of the operating and financial performance of the Company, primarily its income before income taxes during the preceding fiscal year, as compared with prior operating periods;

     o Attainment of a level of compensation designed to retain a superior executive in a highly competitive environment; and

     o  Consideration of the individual's overall contribution to the Company.

   Compensation for Company executive officers (referred to in the summary compensation table) other than the Chief Executive Officer is determined by the Nominating, Compensation and Stock Option Committee based upon consultation with the Chief Executive Officer, taking into account the same factors considered by the Board in determining the Chief Executive Officer's compensation as described above. Except as set forth below, the Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), since the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee. Under the 1995 Employee Plan no recipient of options may be granted options to purchase more than 125,000 shares of Common Stock. Therefore, compensation received as a result of options granted under the 1995 Employee Plan qualify as "performance-based" for purposes of Section 162(m) of the Code.

   In addition, under the 2002 Stock Option Plan, no recipient of options may be granted options to purchase more than 50,000 shares of Common Stock in any calendar year. Therefore, compensation received as a result of options granted under the 2002 Stock Option Plan, qualify as "performance-based" for purposes of Section 162(m) of the Code.

   The Company applies a consistent approach to compensation for all employees, including senior management. This approach is based on the belief that the achievements of the Company result from the coordinated efforts of all employees working toward common objectives.

   Mr. Daniel P. McCartney and Mr. Thomas A. Cook each received annual base salaries of $227,000 for the year ending December 31, 2003 and an additional 3% of the income from operations before income taxes of the Company attributable to the fiscal year immediately preceding the year for which his annual salary is calculated. Their compensation will be similarly determined with respect to the calendar year ending December 31, 2004.


                             February 12, 2004
                             Nominating, Compensation and Stock Option Committee John M. Briggs
                             Robert J. Moss

Interlocks and Insider Participation and Other Matters

   Mr. Barton D. Weisman, a director of the Company, has an ownership interest in ten nursing homes that have entered into service agreements with the Company. During the year ended December 31, 2003, these agreements resulted in gross revenues of approximately $3,683,000 to the Company (approximately 1% of the Company's total revenues). Management believes that the terms of each of the transactions with the nursing homes described herein are comparable to those available to unaffiliated third parties.

   Mr. Robert L. Frome, a director of the Company, is a member of the law firm of Olshan Grundman Frome Rosenzweig & Wolosky, LLP, which law firm has been retained by the Company during the last fiscal year. Fees paid by the Company to such firm during the year ended December 31, 2003 were less than $75,000.

   Both Mr. Frome and Mr. Weisman are independent directors as such term is defined by Nasdaq Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.

                                 PROPOSAL NO. 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

   The accounting firm of Grant Thornton LLP was selected by the Audit Committee of the Board of Directors as the independent public accountants of the Company for the fiscal year ending December 31, 2003. Said firm has no other relationship to the Company. The Board of Directors recommends the ratification of the selection of the firm of Grant Thornton LLP to serve as the independent public accountants of the Company for the year ending December 31, 2004. A representative of Grant Thornton LLP, which has served as the Company's independent public accountants since December 1992, will be present at the forthcoming shareholders' meeting with the opportunity to make a statement if he so desires and such representative will be available to respond to appropriate questions. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention or withholding of authority to vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. However, brokers that do not receive instructions on this proposal are entitled to vote for the selection of the independent public accountants.

   Fees billed to Company by Grant Thornton LLP during Fiscal 2003.

   Audit Fees:

   Audit fees billed to the Company by Grant Thornton LLP during the Company's 2003 fiscal year and 2002 fiscal year for audit of the Company's annual financial statements and reviews of those financial statements included in the Company's quarterly reports on Form 10-Q totaled approximately $405,000 and $305,000 respectively.

   Audit Related Fees: There were no Audit Related Fees billed to the Company by Grant Thornton LLP during either the Company's 2003 or 2002 fiscal years.

   Tax Fees: Fees billed by Grant Thornton LLP for tax compliance, tax advice and tax planning totaled approximately $35,000 and $45,000 for the 2003 fiscal year and 2002 fiscal year respectively.

   All Other Fees: There were no All Other Fees billed to the Company by Grant Thornton LLP during either the Company's 2003 or 2002 fiscal years.

                                 OTHER MATTERS

   So far as is now known, there is no business other than that described above to be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

   To the extent permitted by law, any shareholder proposal intended for presentation at next year's annual shareholders' meeting must be received in proper form at the Company's principal office no later than December 14, 2004.

   In accordance with and to the extent covered by Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, if the Company is not notified of a shareholder proposal by March 8, 2005, such proposal will not be included in the proxy statement for the next year's annual shareholders' meeting and the Company will be permitted to use its discretionary authority in respect thereof.

                                 ANNUAL REPORT

   The 2003 Annual Report to Shareholders, including financial statements, is being mailed herewith. If you do not receive your copy please advise the Company and another will be sent to you.


                                         By Order of the Board of Directors,
                                                 DANIEL P. MCCARTNEY
                                                     Chairman and
                                               Chief Executive Officer

Dated: Bensalem, Pennsylvania
       April 13, 2004

   A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of record on the record date upon written request addressed to: Secretary, Healthcare Services Group, Inc., 3220 Tillman Drive, Suite 300, Bensalem, PA 19020 or by visiting the Company's website at www.hcsgcorp.com.

                                                                        ANNEX A

                        HEALTHCARE SERVICES GROUP, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

          (As Adopted By The Board Of Directors On February 12, 2004)

Purpose of the Audit Committee

   The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Healthcare Services Group, Inc. (the "Company") established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of its financial statements.

   The purposes of the Committee shall be to assist the Board in overseeing:
(i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, (iv) the performance of the Company's independent auditor, and (iv) the Company's system of disclosure controls and system of internal financial, accounting and legal compliance controls. The Committee shall also provide an open avenue of communication among the independent auditors, financial and other senior management and the Board.

   The Committee shall oversee the Company's accounting and financial reporting processes and the quality and integrity of its financial reports and other financial information provided by the Company to any non-tax governmental body.

   The Committee shall be solely responsible for the appointment, compensation and oversight of the Company's independent auditors, and the independent auditors shall report directly to the Committee.

   The Committee shall serve as an independent and objective party to monitor the Company's financial reporting process and internal control system. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to engage, determine funding for, and obtain advice and assistance from independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Company shall also provide funding for ordinary administrative expenses of the Committee that the Committee deems necessary or appropriate in carrying out its duties.

Composition and Membership Requirements

   The Board shall appoint the Committee and shall designate its Chairman. The Committee shall consist of at least three independent directors, each of whom shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 and the regulations thereunder (the "Act"), the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market ("Nasdaq"). Without limiting the foregoing, each appointed director shall be independent of the management of the Company, both directly and indirectly, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

   The Committee members shall have working familiarity with basic finance and accounting practices and have the knowledge and experience required to fulfill their responsibilities, as specified by Nasdaq requirements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that individual's financial sophistication, including being or having been a chief executive officer, a chief financial officer or other senior officer with financial oversight responsibilities and, therefore, shall qualify as a "financial expert," as contemplated by the Act and SEC and Nasdaq rules. The identity of such member(s) shall be disclosed in periodic filings as required by the SEC.

Committee Meetings

   1. Committee Meetings. The Committee shall meet as a committee at least quarterly, or more frequently as circumstances require, either in person or by telephone conference call. The Chairman shall prepare and/or approve an agenda in advance of each meeting. The agenda should be developed in consultation with management, other Committee members and independent auditors, and shall be consistent with this Charter. The Committee shall maintain minutes of meetings and report to the Board on significant results of its activities. The Chairman shall also be responsible for leadership of the Committee, including presiding over the meetings, making Committee assignments and reporting to the Board. The Chairman shall also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer and the lead independent audit partner. If the Chairman is not present at any meeting, the members of the Committee may designate a Chairman by majority vote of the Committee members. Meetings should be scheduled to permit appropriate prior review and timely filing of the Company's interim and year-end financial statements.

   2. Meetings with Independent Auditors. The Committee shall meet with the independent auditors prior to the commencement of the audit and to review the annual financial statements prior to their release and at such other times that the Chairman may deem necessary or appropriate for any reason, including at the request of the independent auditors. At the discretion of the Chairman, the principal accounting officers of the Company may be invited to attend the meetings of the Committee held with the independent auditors.

   3. Separate Meetings. Each regularly scheduled meeting may conclude with an executive session of the Committee, absent members of management, and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee may meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately.

   4. Availability. The Committee shall make itself available to meet with management of the Company to discuss any matters that it or management deems appropriate, and shall be available to the independent auditors during the year for consultation purposes.

Committee Responsibilities and Duties

   The Committee shall assist the Board in fulfilling the Board's oversight responsibilities with respect to financial reporting to stockholders and the SEC, the system of controls that management has established, and the external audit process, and report the results of its activities to the Board.

   The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

   1. Review and Oversight Procedures.

    a. Review of Charter. The Committee shall review and reassess the adequacy of this Charter at least annually, propose changes to this Charter to the Board for its approval as necessary, and cause this Charter to be published at least triennially in accordance with SEC regulations.

    b. Review of Filings, Financial Statements and other Disclosures.

       i. The Committee shall review with management (including the principal accounting officers of the Company) and the independent auditors, prior to release, the filings required to be made by the Company with the SEC on an annual and quarterly basis, as well as any other required interim reports, filings or documents that contain financial information about the Company. The Committee shall specifically review the results of the annual audit of the Company's consolidated financial statements prior to the filing or distribution thereof, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," any appropriate matters regarding the clarity of the disclosures in such financial statements, accounting principles, practices and any other matters required to be communicated to the Committee by the independent auditors under Generally Accepted Auditing Standards. The Committee shall cause the independent auditors to conduct a SAS 100 Interim Financial Review prior to each filing of the Company's Form 10-Q. The Committee shall recommend to the Board whether the financial statements should be included in the periodic filings of the Company.

       ii. The Committee shall review: (a) material issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and material issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods pursuant to Generally Accepted Accounting Principles ("GAAP"); (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review of any financial information and earnings guidance provided to analysts and rating agencies.

       iii. The Committee shall review analyses and significant findings by the independent auditors with respect to financial reporting issues and judgments made in connection therewith, including (a) any material difficulties or problems with any audit work, (b) any restrictions on the scope of the independent auditors' activities or access to requested information, (c) any significant disagreements with management and the independent auditors and any accounting adjustments noted or proposed by the independent auditors, but not accepted by management, (d) any communications between the independent auditing team and the firm's national office respecting material auditing or accounting issues presented by the engagement, (e) any management or internal control letter issues raised, or proposed to be raised, by the independent auditors to the Company, and (f) any major issue as to the adequacy of the Company's internal controls and specific audit steps adopted in light of material control deficiencies. After completion of such review, the Committee shall make its recommendation to the Board.

    c. Committee Oversight of Accounting Personnel. The Committee shall meet from time to time with the principal accounting officers of the Company to review accounting policies followed, changes therein, accounting controls, and any issues that may be raised by the independent auditors. In conformity with the Company's continuing policy, the accounting officers shall report to the Board upon submission of the annual and quarterly financial statements of the Company.

    d. Annual Performance Evaluation. The Committee shall perform an annual self-evaluation of its performance.

   2. Independent Auditors.

    a. Committee Oversight of Independent Auditors. The Committee shall have the sole authority regarding, and shall be directly responsible for, the appointment, compensation, oversight, termination and replacement of, as well as funding for, the independent auditors for the purpose of preparing or issuing an audit report or related work, or any non-audit work, subject, if applicable, to stockholder ratification. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors report directly to the Committee, as representatives of the Company's stockholders.

    b. Auditors' Independence. The Committee shall annually request from the auditors, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1, including fees paid by the Company to the auditors, in accordance with the Act's requirements; review with the auditors all relationships between the auditors and management of the Company that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

    c. Audit Plan. Prior to the commencement of the annual audit, the scope of the independent auditors' examination and the planning therefor shall be presented to the Committee by the independent auditors. The Committee shall review the independent auditors' plan and discuss scope, staffing, locations, reliance upon management and general audit approach. The Committee should be satisfied that the audit plan is sufficiently detailed and covers any significant areas of concern that the Committee may have.

    d. Pre-Approval of the Independent Auditors' Fees. The Committee shall review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted by the Act). This duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

    e. Independent Auditors' Report on Practices. The independent auditors shall report promptly to the Committee (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information, ramifications of such treatment, and the treatment preferred by the auditors; and (c) all material written communications between the independent audit firm and Company management. The Committee shall also review any problems with management and any other matters required to be communicated to the Committee under Generally Accepted Auditing Standards or applicable rules under or of the Act, the SEC, Nasdaq, or other regulatory authorities. The independent auditors shall also report on recently issued and adopted accounting standards, the Company's compliance therewith, and the effect of unusual or extraordinary transactions. The independent auditors must discuss their judgments about the quality and content of the Company's accounting principles with the Committee.

    f. Quality Control of the Independent Auditors. On an annual basis, the Committee shall obtain a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues. The Committee shall then present its conclusions with respect to the independent auditor to the full Board.

    g. Rotation of the Independent Auditors. The Committee shall annually (i) assess the qualifications, performance and independence of the auditors and the lead (or coordinating) audit partner (or other audit partner having primary responsibility for the audit); and ii) take any actions necessary to ensure the rotation, not less than every five years, of the audit partner.

    h. Hiring Policies. The Committee shall confirm that the Company complied with the Act in the hiring of any employees or former employees of the independent auditors, after consultation with management.

   3. Legal Compliance.

    a. Legal Compliance. The Committee shall review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, including corporate securities trading policies.

    b. Review of Disclosures by Officers. The Committee shall review disclosures made by the Company's principal executive officer and principal financial officer regarding compliance with their certification obligations under the Act, including the Company's disclosure controls and procedures and internal controls for financial reporting.

    c. Related Party Transactions. The Committee shall be responsible for reviewing and approving all related party transactions involving the Company and any director, executive officer, other employee, or family member thereof.

    d. Committee Review of Corporate Policies. The Committee shall review the Company's policy entitled Standards of Business Conduct, the Company's policy regarding expense accounts and vehicles (such as cars and airplanes), the general use of corporate assets and any other Company policies.

    e. Compliance with Conflicts of Interests Policy. The Committee shall, on behalf of the Board and stockholders of the Company, satisfy itself that the Company's Standards of Business Conduct policy is strictly adhered to by its officers, directors and employees.

   4. Other Committee Activities.

    a. Earnings Releases. The Committee shall discuss earnings releases, prior to their release to the public, as well as financial information and earnings guidance provided to analysts and rating agencies.

    b. Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company's accounting, internal accounting controls and auditing matters and for the confidential, anonymous submissions by employees of the Company of concerns relating to questionable accounting or auditing matters.

    c. Committee Reports. The Committee shall prepare reports to stockholders as required by the SEC `s proxy rules to be included in the Company's annual proxy statement.

    d. Other. The Committee shall have the power and authority to perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Limitation

   Nothing in this Charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Company under the Pennsylvania Business Corporation Law, as from time to time amended, and this Charter does not impose, nor shall it be interpreted to impose, any duty on any director greater than, or in addition to, the duties or standard established by the Pennsylvania Business Corporation Law.

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                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                   HEALTHCARE SERVICES GROUP, INC.

                                                            May 25, 2004





                                                     Please date, sign and mail
                                                       your proxy card in the
                                                          envelope provided
                                                        as soon as possible.



                            |                                                                         |
                            +  Please detach along perforated line and mail in the envelope provided. +

 [ ]
____________________________________________________________________________________________________________________________________


   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   [X]
__________________________________________________________________________________________________________________________________
                                                                |                                             FOR  AGAINST  ABSTAIN
1. TO ELECT SEVEN DIRECTORS;                                    |  2.  TO APPROVE AND RATIFY THE              [ ]    [ ]      [ ]
                                                                |      SELECTION OF GRANT THORNTON LLP AS
                                NOMINEES:                       |      THE INDEPENDENT CERTIFIED PUBLIC
[ ] FOR ALL NOMINEES            O  Daniel P. McCartney          |      ACCOUNTANTS OF THE COMPANY FOR ITS
                                O  Barton D. Weisman            |      CURRENT FISCAL YEAR ENDING
[ ] WITHHOLD AUTHORITY          O  Joseph F. McCartney          |      DECEMBER 31, 2004.
    FOR ALL NOMINEES            O  Robert L. Frome              |
                                O  Thomas A. Cook               |  3.  In their discretion, upon such other matters as may properly
[ ] FOR ALL EXCEPT              O  Robert J. Moss               |      come before the Meeting.
    (See instructions below)    O  John M. Briggs               |
                                                                |
                                                                |
                                                                |
INSTRUCTION: To withhold authority to vote for any              |
-----------  individual nominee(s), mark "FOR ALL EXCEPT" and   |
             fill in the circle next to each nominee you        |
             wish to withhold, as shown here:               O   |
----------------------------------------------------------------|
                                                                |
                                                                |
                                                                |
                                                                |
                                                                |
                                                                |
----------------------------------------------------------------|
To change the address on your account, please check             |
the box at right and indicate your new address in               |
the address space above. Please note that changes               |
to the registered name(s) on the account may not be             |
submitted via this method.                                 [ ]  |
----------------------------------------------------------------|
                        +----------------------+     +----------+                        +----------------------+     +----------+
Signature of Shareholder|                      |Date:|          |Signature of Shareholder|                      |Date:|          |
                        +----------------------+     +----------+                        +----------------------+     +----------+
Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
       When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
[ ]                                                                                                                            [ ]

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                                                                                                          []                     [ ]

                                                   HEALTHCARE SERVICES GROUP, INC.

                                                                PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          Annual Meeting of Shareholders to be held at The Radisson Hotel of Bucks County,
                              2400 Old Lincoln Highway, Trevose, PA 19047 on May 25, 2004 at 10:00 A.M.

   The undersigned, revoking all previous proxies, hereby appoints Daniel P. McCartney and Thomas A. Cook or either of them, attorneys and proxies with full power of substitution and with all the powers the undersigned would possess if personally present, to vote all shares of HEALTHCARE SERVICES GROUP, INC. owned by the undersigned at the Annual Meeting of Shareholders of said corporation to be held at the place set forth above, and at any adjournment thereof, in the transaction of such business as may properly come before the meeting or any adjournment thereof, all as more fully described in the Proxy Statement, and particularly to vote as designated on the reverse side.

   THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, IF NO DIRECTION IS MADE THEY WILL BE VOTED FOR THE
ELECTION OF THE NOMINATED DIRECTORS, AND FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS, ALL AS RECOMMENDED IN THE PROXY
STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY ON ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

                                          (Continued and to be signed on the reverse side)

[ ]                                                                                                                        14475 [ ]
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